SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                 Date of Report
                 (Date of earliest
                 event reported):        April 16, 2001


                           EDISON CONTROL CORPORATION
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             (Exact name of registrant as specified in its charter)


   New Jersey                       0-14812                     22-2716367
----------------                ---------------              ----------------
(State or other                (Commission File               (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


     777 Maritime Drive, P.O. Box 308, Port Washington, Wisconsin 53074-0308
     -----------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 268-6800
                         -------------------------------
                         (Registrant's telephone number)

Item 9.   Regulation FD Disclosure.
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          On April 16, 2001, the Registrant issued the following press release, which it is hereby furnishing in this Form 8-K.


          Contact:    Jay R. Hanamann
                      Chief Financial Officer
                      (262) 268- 6800


FOR IMMEDIATE RELEASE:

                                                           CONTACT: JAY HANAMANN
                                                         Chief Financial Officer
                                                                    262-268-6800
FOR IMMEDIATE RELEASE:
---------------------

                      Edison Control Corporation Announces
                    Delisting from The Nasdaq National Market

PORT WASHINGTON, WI, April 16, 2001 - Edison Control Corporation (NASDAQ: EDCO) announced today that on April 9, 2001, the Company received notification from the Nasdaq Stock Market that Nasdaq has decided to delist the Company's common stock from the Nasdaq National Market at the opening of business on April 17, 2001, due to the Company's failure to maintain a minimum market value of public float of $5,000,000 as required by Marketplace Rule 4450(a)(2).

Edison Control Corporation's common stock will trade on the OTC Bulletin Board effective April 17, 2001 under the symbol "EDCO". The OTC Bulletin Board is a regulated quotation service that displays real-time quotes, last sale prices, and volume information in over-the-counter equity securities. The Company believes that this change will not adversely affect the ability of shareholders and potential investors to buy and sell the Company's stock.

Edison Control Corporation is headquartered in Port Washington, Wisconsin and has two operating units. ConForms, the principal operating unit, designs, manufactures, and distributes concrete pumping systems and accessories. Ultra Tech, the other operating unit, is engaged in the manufacturing and marketing of abrasion resistant piping systems which are used extensively in mining, pulp and paper mills, waste water treatment plants, and coal-fired electric utility plants, as well as in concrete pumping applications.

This press release contains forward-looking statements, including, without limitation, statements regarding the Company's move to the OTC Bulletin Board. The actual results achieved by the Company and the factors that could cause actual results to differ materially from those indicated by the forward-looking statements are in some ways beyond the Company's control. Shareholders, potential investors and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

                                       ###

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                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
                -------------------------------------------------

Certain matters discussed in this Annual Report to Shareholders are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company "believes", "anticipates", "expects", or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, including, but not limited to, new product advancements by competition, significant changes in industry technology, economic or political conditions in the countries in which the Company does business, the continued availability of sources of supply, the availability and consummation of favorable acquisition opportunities, increasing competitive pressures on pricing and other contract terms, economic factors affecting the Company's customer base and stock price variations affecting the Company's securities trading portfolio. These factors could cause actual results to differ materially from those anticipated as of the date of this report. Shareholders, potential investors and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included herein are only made as of the date of this report and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EDISON CONTROL CORPORATION



Date:  April 16, 2001                      By: /s/ Jay R. Hanamann
                                               ---------------------------------
                                               Jay R. Hanamann
                                               Chief Financial Officer